                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 2 to Registration Statement (No. 333-91199) on Form S-3 of our report dated January 27, 1999, relating to the consolidated financial statements of Zoran Corporation for the year ended December 31, 1998, which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers, LLP

San Jose, California
December 14, 1999